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                                                                     EXHIBIT 1.1


                           LINCOLN NATIONAL CAPITAL V
                           LINCOLN NATIONAL CAPITAL VI


                              PREFERRED SECURITIES
                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)
             GUARANTEED TO THE EXTENT SET FORTH IN THE GUARANTEE BY
                          LINCOLN NATIONAL CORPORATION

                     UNDERWRITING AGREEMENT BASIC PROVISIONS

                                                                November 9, 2001

         From time to time, Lincoln National Capital V or Lincoln National Capital VI, each a statutory business trust formed under the laws of the State of Delaware (each a "Trust" and collectively, the "Trusts"), and Lincoln National Corporation, an Indiana corporation (the "Guarantor"), as depositor of each Trust and as Guarantor, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, which shall provide that the Trust identified in the applicable Pricing Agreement (such Trust being the "Designated Trust" with respect to such Pricing Agreement) shall issue and sell to the firms (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred securities (the "Securities") identified in Schedule I to the applicable Pricing Agreement (with respect to such Pricing Agreement, the "Firm Designated Securities") representing undivided beneficial interests in the assets of the Designated Trust, guaranteed by the Guarantor to the extent set forth in the guarantee agreement (the "Guarantee") identified in such Pricing Agreement. If specified in such Pricing Agreement, the Designated Trust may grant to the Underwriters the right to purchase at their election an additional number of Securities, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities." The proceeds of the sale of the Designated Securities and of common securities of the Trust (the "Common Securities") sold to the Guarantor are to be invested in junior subordinated deferrable interest debentures of the Guarantor (the "Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture (the "Indenture") identified in the Pricing Agreement.

         The Designated Securities may be exchangeable into Subordinated Debentures, as specified in Schedule II to such Pricing Agreement. Pursuant to the Guarantee Agreement identified in the Pricing Agreement relating to any particular issuance of Designated Securities, the Designated Securities will be guaranteed by the Guarantor to the extent set forth in such Pricing Agreement (the "Guarantee").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated trust agreement (the "Trust Agreement") identified in such Pricing Agreement.



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         Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. These Underwriting Agreement Basic Provisions (the "Underwriting Agreement") shall not be construed as an obligation of any Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of any Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Designated Securities, the aggregate number of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Trust Agreement or the registration statement and prospectus with respect thereto) the terms of such Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         1. Each of the Guarantor and the Designated Trust jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) Two registration statements on Form S-3 (File Nos. 333-59785 and 333-49201) in respect of the Securities, the Subordinated Debentures, the Guarantees and certain other debt securities, preferred stock, common stock, warrants, stock purchase contracts, stock purchase units or a combination thereof have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statements, including (i) the information contained in the form of final


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prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statements at the time such part of the registration statements became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Securities, the Subordinated Debentures and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, hen such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any


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amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (d) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Designated Trust or the Guarantor and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights or pursuant to existing employee benefit plans and upon conversions of convertible securities which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries in excess of 5% or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Guarantor and each subsidiary of the Guarantor which meets the definition of a significant subsidiary as defined in Regulation S-X of the Commission (each a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation (except when failure to be qualified would not have a material adverse effect on the Guarantor and the subsidiaries taken as a whole), with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                  (f) The Designated Trust has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and the Designated Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; except for the Trust Agreement of the Designated Trust, dated as of April 20, 1998, the Designated Trust is not a party to, or otherwise bound by, any agreement and at the Time of Delivery will not be a party to, or otherwise bound by, any agreement other than this Agreement, the Pricing Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Designated Trust is not a party to or subject to any action, suit or proceeding of any nature; and the Designated Trust is and will, under current law, be classified for United States Federal Income Tax purposes as a grantor trust and not as an association taxable as a corporation;


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                  (g) The Guarantor has an authorized capitalization as set
forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; all the outstanding beneficial interests in the Designated Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus;

                  (h) The Securities have been duly authorized and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will be duly and validly issued and fully paid and non-assessable beneficial interests in the Designated Trust entitled to the benefits provided by the Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; and the Securities conform to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (i) The holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                  (j) The Common Securities of the Designated Trust have been duly authorized on behalf of the Designated Trust pursuant to the Trust Agreement and upon delivery by the Designated Trust to the Guarantor against payment therefor as set forth in the Prospectus, will be duly and validly issued and non-assessable beneficial interests in the Designated Trust and will conform to the description thereof contained in the Trust Agreement; the issuance of the Common Securities is not subject to preemptive or other similar rights; the Common Securities conform to the description thereof contained in the Registration Statement; and at each Time of Delivery, all of the issued and outstanding Common Securities of the Designated Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                  (k) The Guarantee, the Trust Agreement, the Subordinated Debentures and the Indenture (the Guarantee, the Trust Agreement, the Subordinated Debentures and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee (as defined in the Guarantee), in the case of the Trust Agreement, by the Trustees (as defined in the Trust Agreement), in the case of the Indenture, by the Trustee named therein (the "Debenture Trustee"), and, in the case of the Subordinated Debentures, when validly issued by the Guarantor and validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements, which


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will be in substantially the form filed as an exhibit to the Registration
Statement will conform to the descriptions thereof in the Prospectus;

                  (l) The issue and sale of the Designated Securities and the compliance by the Designated Trust with all of the provisions of the Designated Securities, the Trust Agreement, this Agreement and any Pricing Agreement, the purchase of the Subordinated Debentures by the Designated Trust and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Designated Trust is a party or by which the Designated Trust is bound or to which any of the property or assets of the Designated Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Designated Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by the Designated Trust, the purchase of the Subordinated Debentures by the Designated Trust or the consummation by the Designated Trust of the transactions contemplated by this Agreement or any Pricing Agreement or the Trust Agreement, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (m) The issuance by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement and the Pricing Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position of the Guarantor and its subsidiaries or the consummation by the Guarantor of the transactions contemplated by this Agreement, the Pricing Agreement or any Guarantor Agreement, nor will such action result in any violation of the provisions of the Articles of Incorporation or by-laws of the Guarantor or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the consummation by the Guarantor of the other transactions contemplated by this Agreement or the Pricing Agreement, except such as have been or will have been obtained prior to the First Time of Delivery, the registration under the Act of the Securities and the qualification of the Trust Agreement, the Indenture and the Guarantee under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may

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be required under state securities or Blue Sky laws in connection with the purchase of the Securities and distribution of the Securities by the Underwriters;

                  (n) Neither the Designated Trust nor the Guarantor is, and after giving effect to the offering and sale of the Designated Securities, neither the Designated Trust nor the Guarantor will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (o) Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the knowledge of the Guarantor, is there any action, suit or proceeding threatened, which would be reasonably expected to result in a material adverse change in the financial condition, results of operations or business of the Guarantor and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement;

                  (p) To the best of the Guarantor's knowledge and belief, the Guarantor has complied in all material respects with each, and the conduct of its business and the conduct of business by its subsidiaries does not violate in any material respect any, statutes, laws, regulations, rules, orders or directives of any federal, state or local governmental authority applicable to the Guarantor and its subsidiaries;

                  (q) The accountants who certified the financial statements of the Guarantor and its subsidiaries included in or incorporated by reference in the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Regulations;

                  (r) The financial statements of the Guarantor and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and

                  (s) This Underwriting Agreement and the Pricing Agreement have been duly authorized and the Pricing Agreement (incorporating this Underwriting Agreement) has been executed and delivered by the Guarantor and the Designated Trust.

         2. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Designated Trust may specify in the Pricing Agreement applicable to any Designated Securities that the Designated Trust thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised only by written

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notice from the Representatives to the Designated Trust and the Guarantor, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 3 hereof) or, unless the Representatives, the Guarantor and the Designated Trust otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which each of the Guarantor and the Designated Trust has been advised by the Representatives have been attributed to such Underwriter, provided that, if each of the Guarantor and the Designated Trust has not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

         3. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Designated Trust, shall be delivered by or on behalf of the Designated Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Designated Trust in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Designated Trust may agree upon in writing. Such time and date for delivery of Firm Designated Securities pursuant to the Pricing Agreement relating thereto is herein called the "First Time of Delivery," such time and date for delivery of Optional Designated Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date is herein called the "Time of Delivery."

         4. The Designated Trust and the Guarantor jointly and severally agree with each of the Underwriters of any Designated Securities:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the

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Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities or the Subordinated Debentures issuable upon exchange of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities or the Subordinated Debentures issuable upon exchange of the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Designated Trust nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities or the Subordinated Debentures issuable upon exchange of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, upon the request of the Representatives, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;


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                  (d) In the case of the Guarantor, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Guarantor by the Representatives and (ii) 30 days after the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of the Designated Trust, or any preferred securities or any other securities of the Designated Trust or the Guarantor, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Designated Trust or the Guarantor that are subordinated to the Senior Debt (as defined in the Indenture) of the Guarantor in a manner substantially similar to the subordination of the Subordinated Debentures without the prior written consent of the Representatives;

                  (f) In the case of the Guarantor, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein or in the Pricing Agreement; and

                  (g) To use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange.

         5. The Guarantor covenants and agrees with the several Underwriters that the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trusts' and the Guarantor's counsel and accountants in connection with the registration of the Securities, the Guarantees and the Subordinated Debentures under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Trust Agreement, any Indenture, any Guarantee, any Blue Sky or similar investment surveys or memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all reasonable expenses in connection with the qualification of the Securities, the Guarantees and the Subordinated Debentures for offering and sale under state securities laws as provided in
Section 4(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantees and the Subordinated Debentures;
(vi) the cost of preparing the Securities and the Subordinated Debentures; (vii) the fees and expenses of any Trustee,

Debenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with any Trust Agreement, Indenture, Guarantee and the Securities; (viii) the cost of qualifying the Securities with The Depository Trust Company; (ix) all fees and expenses in connection with the listing of the Securities on the New York Stock Exchange and the cost of registering the Securities under Section 12 of the Exchange Act; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Option which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         6. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the date of the Pricing Agreement and at the respective Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the respective Time of Delivery for such Designated Securities, with respect to the incorporation of the Guarantor and the formation of the Designated Trust, the validity of the Designated Securities, the Subordinated Debentures, the Guarantee, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Jack D. Hunter, Esq. or the then General Counsel for the Guarantor, shall have furnished to the Representatives his or her written opinion, dated the respective Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Guarantor and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the best of such counsel's knowledge, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Guarantor and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement;

                           (iii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Designated Trust and the Guarantor;

                           (iv) The issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position of the Guarantor and its subsidiaries or the consummation by the Guarantor of the transactions contemplated by this Agreement, the Pricing Agreement or any Guarantor Agreement, nor will such actions result in any violation of the provisions of the Guarantor's Articles of Incorporation or by-laws or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body (including any insurance regulatory agency or body (having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties;

                           (v) The Guarantor Agreements have each been duly authorized, executed and delivered by the parties thereto and constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Guarantor Agreements conform to the descriptions thereof in the Prospectus as amended or supplemented; the Subordinated Debentures are entitled to the benefits provided by the Indenture; and the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act;

                           (vi) The Designated Securities have been duly authorized by the Depositor on behalf of the Designated Trust; the issue and sale of the Designated Securities and the compliance by the Designated Trust with all of the provisions of the Designated Securities, the Trust Agreement, this Agreement and the Pricing Agreement with respect to the Designated Securities, the purchase by the Designated Trust of the Subordinated Debentures and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Designated Trust is a party or by which the Designated Trust is bound or to which any of the property or assets of the Designated Trust is subject;

                           (vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the consummation by the Guarantor of the transactions contemplated by this Agreement or such Pricing Agreement or the Guarantor Agreements, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

         Such counsel shall also furnish you with a letter to the effect that, as counsel to the Guarantor, he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; it being understood that such counsel may state that he has not independently verified factual statements in the Prospectus (or any such amendment or supplement) and that no comment need be given as to the portion of the Registration Statement which shall constitute the Form T-1;

                  (d) Sonnenschein Nath & Rosenthal, Counsel for the Designated Trust and the Guarantor, shall have furnished to the Representatives their written opinion, dated the respective Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Guarantor and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the best of such counsel's knowledge, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Guarantor and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement;

                           (iii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Designated Trust and the Guarantor;

                           (iv) The issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Guarantor or any of its Significant Subsidiaries is a party or by which the Guarantor or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its Significant Subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position of the Guarantor and its subsidiaries or the consummation by the Guarantor of the transactions contemplated by this Agreement, the Pricing Agreement or any Guarantor Agreement, nor will such actions result in any violation of the provisions of the Guarantor's Articles of Incorporation or by-laws or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body (including any insurance regulatory agency or body (having jurisdiction over the Guarantor or any of its Significant Subsidiaries or any of their properties;

                           (v) The Guarantor Agreements have each been duly authorized, executed and delivered by the parties thereto and constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Guarantor Agreements conform to the descriptions thereof in the Prospectus as amended or supplemented; the Subordinated Debentures are entitled to the benefits provided by the Indenture; and the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act;

                           (vi) The Designated Securities have been duly authorized by the Depositor on behalf of the Designated Trust; the issue and sale of the Designated Securities and the compliance by the Designated Trust with all of the provisions of the Designated Securities, the Trust Agreement, this Agreement and the Pricing Agreement with respect to the Designated Securities, the purchase by the Designated Trust of the Subordinated Debentures and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Designated Trust is a party or by which the Designated Trust is bound or to which any of the property or assets of the Designated Trust is subject;

                           (vii) The Subordinated Debentures, in the form certified by the Guarantor to be true and correct copies, are in the forms prescribed in or pursuant to the Indenture, have been duly and validly authorized by the Guarantor by all necessary corporate action and, when completed, executed and authenticated as specified in or pursuant to the Indenture and issued and delivered upon exchange of the Securities will be valid and binding obligations of the Guarantor, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding at equity or in law);

                           (viii) The Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission;

                           (ix) The statements set forth in the Prospectus under the captions "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees", "Description of Corresponding Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantees" and "Plan of Distribution" and in the Prospectus Supplement under the captions "Certain Terms of the Preferred Securities", "Certain Terms of the Subordinated Debentures" and "Underwriting" insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions in all material respects;

                           (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the consummation by the Guarantor of the transactions contemplated by this Agreement or such Pricing Agreement or the Guarantor Agreements, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                           (xi) Neither the Designated Trust nor the Guarantor is now, and after giving effect to the transactions contemplated by this Agreement, the Prospectus, and the application of the proceeds from the sale of the Designated Securities will be an "investment company" or an entity controlled by an "investment company" required to be registered under the Investment Company Act;

                           (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and based upon specified participation of such counsel in connection with the preparation of the Registration Statement, such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made when such documents were so filed, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause and that such counsel may state that he has not independently verified factual statements in any such documents; and

         Such counsel shall also furnish you with a letter to the effect that, the Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; based upon specified participation of such counsel in connection with the preparation of the Registration Statement and the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Guarantor or the

Designated Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; it being understood that such counsel may state that such counsel has not independently verified factual statements in the Prospectus (or any such amendment or supplement);

                  (e) Richards, Layton & Finger, special Delaware Counsel to the Designated Trust and the Guarantor, shall have furnished to you, the Guarantor and the Designated Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Designated Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made;

                           (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Designated Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

                           (iii) The Trust Agreement constitutes a valid and legally binding obligation of the Guarantor and the Trustees, enforceable against the Guarantor and the Trustees, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Designated Trust has the power and authority to
         (a) execute and deliver the Pricing Agreement (incorporating this Underwriting Agreement) and to perform its obligations under this Underwriting Agreement and the Pricing Agreement, and (b) issue and perform its obligations under the Designated Securities and the Common Securities;

                           (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Designated Trust of the Pricing Agreement (incorporating this Underwriting Agreement) and the performance by the Designated Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Designated Trust;

                           (vi) The Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the Designated Trust and are entitled to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities Certificates and the issuance of replacement Securities Certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

                           (vii) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Designated Trust;

                           (viii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Designated Securities and the Common Securities is not subject to preemptive rights;

                           (ix) The issuance and sale by the Designated Trust of Designated Securities and the Common Securities, the execution and delivery of the Pricing Agreement (incorporating this Underwriting Agreement) and performance by the Designated Trust of this Underwriting Agreement and the Pricing Agreement, the consummation by the Designated Trust of the transactions contemplated thereby and compliance by the Designated Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Designated Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

                           (x) Assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities. In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware;

                           (xi) Assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware;

                 (f) Sonnenschein Nath & Rosenthal, tax counsel for the Designated Trust and the Guarantor, shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences";

                 (g) At the respective Time of Delivery for such Designated Securities, and, if so specified in the Pricing Agreement, on the date of the Pricing Agreement, the independent accountants of the Guarantor who have certified the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated such Time of Delivery and, if applicable, such date of the Pricing Agreement, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                 (h) Except as contemplated in the Prospectus, since the respective dates as of which information is given in the Prospectus as amended or supplemented until the respective Time of Delivery of the Designated Securities, there shall not have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights or pursuant to existing employee benefit plans and upon conversions of convertible securities which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries in excess of 5% or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                 (i) On or after the date of the Pricing Agreement relating to the Designated Securities until the respective Time of Delivery of the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Guarantor's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor's debt securities or preferred stock;

                 (j) On or after the date of the Pricing Agreement relating to the Designated Securities until the respective Time of Delivery of the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Guarantor's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

                  (k) The Designated Securities to be sold by the Designated Trust at the respective Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

                  (l) The Designated Trust and the Guarantor shall have furnished or caused to be furnished to the Representatives at the respective Time of Delivery for the Designated Securities certificates of officers of the Designated Trust and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Designated Trust and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request.

         7. (a) The Designated Trust and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Designated Trust nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities and; provided, further, that neither the Designated Trust nor the Guarantor shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any loss, claim, damage or liability resulting from an untrue or alleged untrue statement or omission or alleged omission of a material fact in a Preliminary Prospectus to the extent that a court of competent jurisdiction has found by final and nonappealable order that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), if such Underwriter failed to make efforts generally consistent with the then prevailing industry practice to effect such delivery and (i) such delivery to such person is required by Section 5 of the Act, (ii) the Designated Trust or the Guarantor has furnished copies of such Prospectus as amended or supplemented to such Underwriter a reasonable period of time prior to the Underwriter being required so to deliver such Prospectus as amended or supplemented and (iii) such Prospectus as amended or supplemented corrected the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the Preliminary Prospectus.

                  (b) Each Underwriter will indemnify and hold harmless the Designated Trust and the Guarantor against any losses, claims, damages or liabilities to which the Designated Trust or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Designated Trust or the Guarantor for any legal or other expenses reasonably incurred by the Designated Trust or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation;

provided however, that an indemnified party shall have the right to retain its own counsel, with reasonable fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding (it being understood that in no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to one local counsel in each applicable jurisdiction) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Designated Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Designated Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Designated Trust less the total underwriting compensation paid by the Guarantor bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Trust, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                  (e) The obligations of the Designated Trust and the Guarantor under this Section 7 shall be in addition to any liability which the Designated Trust and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Guarantor, to each administrative trustee of the Designated Trust and to each person, if any, who controls the Designated Trust or the Guarantor within the meaning of the Act.

         8. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or the Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or such Optional Designated Securities, as the case may be, then the Designated Trust and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Designated Trust and the Guarantor that they have so arranged for the purchase of such Designated Securities, or the Designated Trust and the Guarantor notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Designated Trust and the Guarantor shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Designated Trust and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust and the Guarantor as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Designated Trust and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust and the Guarantor as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Designated Trust and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Designated Trust or the Guarantor, except for the expenses to be borne by the Designated Trust, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust, the Guarantor, or any officer or director or controlling person of the Designated Trust or the Guarantor, and shall survive delivery of and payment for the Securities.

         10. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 8 hereof, neither the Designated Trust nor the Guarantor shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities covered by such Pricing Agreement except as provided in Section 5 and

Section 7 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Designated Trust as provided herein, the Designated Trust and the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Designated Trust and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 5 and
Section 7 hereof.

         11. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Designated Trust or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Designated Trust or the Guarantor set forth in the Registration Statement: Attention: Corporate Secretary, with a copy to Lincoln National Corporation, 200 East Berry Street, Fort Wayne, Indiana 46802-2706. Attention: Office of the Treasurer, Facsimile Transmission No. (219) 455-6265; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Designated Trust and the Guarantor and, to the extent provided in Section 7 and Section 9 hereof, the officers and directors of the Designated Trust or the Guarantor and each person who controls the Designated Trust, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         14. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                         ANNEX I




                                PRICING AGREEMENT

To the Underwriters named in
Schedule I to the Underwriting Agreement

c/o
   --------------------
-----------------------
-----------------------
---------- -----, -----

Dear Sirs:

         Lincoln National Capital ___, a statutory business trust formed under the laws of the State of Delaware (the "Designated Trust") and Lincoln National Corporation, an Indiana corporation (the "Guarantor"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________, 2001 (the "Underwriting Agreement"), between the Guarantor on the one hand and the Underwriters named in Schedule I to the Underwriting Agreement, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you.

         Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set out in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

         The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Guarantor given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives, the Guarantor and the Designated Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Designated Trust and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Guarantor for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                 Very truly yours,


                                 LINCOLN NATIONAL CORPORATION


                                 By:_______________________________________
                                 Name:
                                 Title:

                                 LINCOLN NATIONAL CAPITAL  [   ]

                                 By:  Lincoln National Corporation, as Depositor

                                 By:_______________________________________
                                 Name:
                                 Title:

Accepted as of the date hereof:


[     ]
As Representatives of the Underwriters Named in Schedule I hereto


-----------------------------------
On behalf of each of the Underwriters named on Schedule I hereto

                                   SCHEDULE I

                                                                                                 Number of Maximum
                                                                      Number of Firm            Optional Designated
                                                                 Designated Securities to        Securities to be
                         Underwriters                                  be Purchased                  Purchased
                         ------------                                  ------------                  ---------
 ............................................................
 ............................................................
 ............................................................
 ............................................................
 ............................................................

                                                                 --------------------------    ----------------------

        Total...............................................
                                                                 ==========================    ======================

                                SCHEDULE II

DESIGNATED TRUST:

Lincoln National Capital _________

TITLE OF DESIGNATED SECURITIES:

____% ____________________ Preferred Securities, Series ___

AGGREGATE PRINCIPAL AMOUNT:

Aggregate principal amount of Firm Designated Securities:
$___________________

Maximum aggregate principal amount of Optional Designated Securities:
$__________________

PRICE TO PUBLIC:

______% of the principal amount of the Designated Securities

PURCHASE PRICE BY UNDERWRITERS:

______% of the principal amount of the Designated Securities

UNDERWRITERS' COMPENSATION:

$_____ per Designated Security

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

New York Clearing House same-day funds

ACCOUNTANTS' LETTER TO BE DELIVERED ON DATE OF PRICING AGREEMENT:

Yes.

TRUST AGREEMENT:

Amended and Restated Trust Agreement dated __________________, between the Guarantor and the Trustees named therein

INDENTURE:

Junior Subordinated Indenture dated as of ____________________, between the Guarantor and _________________, as Debenture Trustee (the "Indenture")

GUARANTEE:

Guarantee Agreement, dated as of _________________, between Guarantor and Guarantee Trustee

MATURITY:

INTEREST RATE:

_____%

INTEREST PAYMENT DATES:

EXTENSION PERIOD:

REDEMPTION PROVISIONS:

[The redemption provisions set forth in Section 402 of the Trust Agreement shall apply to the Designated Securities.]

SINKING FUND PROVISIONS:

No sinking fund provisions.

[FIRST] TIME OF DELIVERY:

10:00 a.m., New York City time _______ ___, ____

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

                                                                        ANNEX II

                               ACCOUNTANTS' LETTER

         Pursuant to Section 6(g) of the Underwriting Agreement, the Guarantor's independent certified public accountants shall furnish letters to the effect that:

                  (i) they are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) in their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if reasonably requested by the Representatives, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                  (iii) they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 2 of the Guarantor's Registration Statement on Form 10 or Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year, as applicable, agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were





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

         included or incorporated by reference in the Guarantor's Registration Statement on Form 10 or the Guarantor's Annual Reports on Form 10-K for such fiscal years, as applicable;

                  (v) on the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus (if any) do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Guarantor's Registration Statement on Form 10 or the Guarantor's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

         (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Registration Statement on Form 10 or the Guarantor's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

         (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Registration Statement on Form 10 or the Guarantor's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

         (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

         (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights or pursuant to existing benefit plans and upon conversions of convertible securities which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term borrowings or long-term debt of the Guarantor and its subsidiaries or any other items specified by the Representatives, or any decreases in total investments, total assets or any other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vi) in addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement, if so delivered, for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.



                                      -3-